UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207, Building C N FM 3083 Rd E

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Not Applicable

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 3, 2026, Olenox Industries, Inc., a Delaware corporation (the “Company”), entered into a Stock Exchange Agreement (the “Exchange Agreement”) with Psylinks Neurotech Corp., an Alberta corporation (“Psylinks”), and the shareholders of Psylinks listed on the signature pages thereto (collectively, the “Sellers”). Pursuant to the Exchange Agreement, the Company acquired 100% of the issued and outstanding shares of stock of Psylinks (the “Acquisition”) on the same date.

Pursuant to the Exchange Agreement, the aggregate consideration payable by the company to the Sellers by the Company (the “Purchase Price”) consists of US$500,000 in restricted shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an agreed upon value of US$4.80 per share such that the Sellers shall, collectively, be issued 104,166 shares of Common Stock. Pursuant to the Exchange Agreement, the Company shall hire Psylinks’ key employees; Dr. Ford Burles, PhD, as the Company’s VP of Product Development and Dr. Michael McLaren-Gradinaru, PhD, as the Company’s VP of Technology.

The Exchange Agreement contains customary non-competition and non-solicitation covenants applicable to each of the Sellers for a period of two (2) years following the closing date, subject to certain limited exceptions set forth in the Exchange Agreement. The Exchange Agreement contains customary representations, warranties, covenants, and indemnification provisions. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof) plus 60 days.

Pursuant to the Exchange Agreement, an indemnifying party shall not be liable to an indemnified party for indemnification until the aggregate amount of all losses in respect of indemnification exceeds $50,000 (the “Deductible”), in which event the indemnifying party shall only be required to pay or be liable for losses in excess of the Deductible. In addition, the aggregate amount of all losses for which the Sellers shall be liable, arising out of or resulting from any breach of or inaccuracy in any representation or warranty set forth in the Exchange Agreement shall not exceed fifty percent (50%) of the dollar amount of the Purchase Price.

The Acquisition may constitute a related party transaction under applicable SEC rules due to a familial relation between one of the Sellers and the Company’s Chairman. Accordingly, the Exchange Agreement was reviewed and approved by the Company’s Board of Directors prior to its execution. Chairman Michael McLaren abstained from the Board of Directors vote.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The schedules and certain exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On July 3, 2026, the Company completed the Acquisition of 100% of the issued and outstanding shares of stock of Psylinks. As a result of the closing of the Acquisition, Psylinks became a wholly owned subsidiary of the Company.

Psylinks is a neurotechnology and applied intelligence company developing platforms that help people and organizations better understand, measure, and improve systems and cognitive performance, combining neuroscience, multimodal sensing, signal processing, machine learning, AI, and closed-loop feedback to turn complex brain, body, computer, and environmental data into practical insight and adaptive support, working across research, human performance, simulation, defense, industrial, and clinical-adjacent settings, with a broader mission to build technologies that connect real-world data to better decisions, training, and performance outcomes.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the closing of the Acquisition, the Company issued to the Sellers, as consideration for the shares of stock of Psylinks, shares of Common Stock having a value of US$500,000. The issuance of the Common Stock at closing were and will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering. Each Seller represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D, and the shares of Common Stock were and will be acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof. The certificates or book-entry positions evidencing the shares of Common Stock will bear customary restrictive legends.

Item 8.01 Other Events.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable U.S. federal securities laws. Forward-looking statements include, without limitation, statements regarding the expected benefits of the Acquisition; the issuance of the shares of Common Stock, and the future business, operations and financial performance of the Company and its consolidated subsidiaries (including, following the closing, Psylinks).

These statements are based on current expectations and assumptions and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the ability to integrate Psylinks’ operations and realize the anticipated benefits of the Acquisition; the development of demand for artificial intelligence and high-density compute infrastructure; regulatory and Nasdaq listing developments; and the other risks and uncertainties described in the Company’s filings with the SEC, including under “Risk Factors” in its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
2.1*	Share Exchange Agreement, dated as of July 3, 2026, by and among Olenox Industries Inc., Psylinks Neurotech Corp., and the shareholders of Psylinks Neurotech Corp. listed on the signature page thereto
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Schedules and certain exhibits to this Exhibit 2.1 have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: July 10, 2026	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer

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